NATIONWIDE VARIABLE INSURANCE TRUST
NVIT Multi-Manager International Growth Fund
NVIT Multi-Manager International Value Fund
NVIT Multi-Manager Large Cap Growth Fund
NVIT Multi-Manager Large Cap Value Fund
NVIT Multi-Manager Mid Cap Growth Fund
NVIT Multi-Manager Mid Cap Value Fund
NVIT Multi-Manager Small Cap Growth Fund
NVIT Multi-Manager Small Cap Value Fund
NVIT Multi-Manager Small Company Fund

Supplement dated December 13, 2011
to the Prospectus dated May 1, 2011

Capitalized terms and certain other terms used in the supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

NVIT Multi-Manager International Value Fund

1.
At a meeting of the Board of Trustees (the “Board”) of Nationwide Variable Insurance Trust (the “Trust”) held on December 13, 2011, the Board approved the termination of AllianceBernstein L.P. (“AllianceBernstein”) as a subadviser to the NVIT Multi-Manager International Value Fund (the “Fund”), and approved the appointment of Dimensional Fund Advisors LP (“Dimensional”) to subadvise a portion of the Fund.  This change is anticipated to take effect on or about January 9, 2012 (the “Effective Date”).

2.	As of the Effective Date, the Prospectus is revised as follows:

a.	The information that appears on page 7 under the “Principal Investment Strategies” heading is deleted and replaced with the following:

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of companies located, headquartered, or whose securities regularly trade on markets outside the United States. Some of these countries may be considered to be emerging market countries, which are developing and low or middle income countries, and may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa. The Fund may invest in the securities of companies of any market capitalization, including small- and mid-cap companies, and typically invests in those located or traded in at least six different countries, foreign markets or regions other than the United States. Nonetheless, the Fund may invest up to 35% of its net assets in the securities of issuers located or traded in any one of Australia, Canada, France, Japan, Germany or the United Kingdom. The Fund employs a “value” style of investing, which means investing in equity securities that may be trading at prices that do not reflect a company’s intrinsic value. Companies issuing such securities may be currently out of favor, undervalued due to market declines, or experiencing poor operating conditions that the subadviser believes to be temporary. The Fund also may invest in currency futures and forward foreign currency exchange contracts, which are derivatives, in order to hedge against international currency exposure.

The Fund generally considers selling a security when it reaches a target price, fails to perform as expected, or when other opportunities appear more attractive. The Fund may engage in active and frequent trading of portfolio securities.

The Fund consists of two portions managed by different subadvisers. Nationwide Fund Advisors (“NFA”) is the Fund’s investment adviser and, subject to the approval of the Board of Trustees of Nationwide Variable Insurance Trust (the “Trust”), selects the Fund’s subadvisers and monitors their performance on an ongoing basis. NFA has chosen the Fund’s current subadvisers because they approach investing in international securities in a different manner from each other. For example, as of the date of this Prospectus, one subadviser uses a market capitalization-weighted approach to invest in securities of companies that the subadviser has determined to be value primarily because they have high book values (i.e., values based on their respective assets minus their liabilities, as reflected on their balance sheets) in relation to the prices at which their shares trade in the market. The other subadviser uses a bottom-up, research driven selection process that seeks to add value to the Fund by capitalizing on incorrect market valuations arising across the world’s equity markets. NFA allocates assets to the subadvisers to increase diversification among securities and investment styles, thereby increasing the potential for investment return and, at the same time, reducing risk and volatility.

b.	On page 9 of the Prospectus, the information following “Portfolio Management – Subadvisers” is deleted and replaced with the following:

Dimensional Fund Advisors LP (“Dimensional”)
JPMorgan Investment Management Inc. (“JPMorgan”)

c.
On page 9 of the Prospectus, the information following “Portfolio Management – Portfolio Managers” is revised to delete references to AllianceBernstein and to add the following with respect to Dimensional:

Portfolio Managers	Title	Length of Service
Dimensional
Karen Umland, CFA	Senior Portfolio Manager and Vice President	Since 1998
Stephen A. Clark	Senior Portfolio Manager and Vice President	Since 2001
Joseph H. Chi, CFA	Portfolio Manager and Vice President	Since 2005
Jed S. Fogdall	Portfolio Manager and Vice President	Since 2004

d.	Under the “Principal Investment Strategies” heading on page 35, the second paragraph is deleted and replaced with the following:

The Fund consists of two portions managed by different subadvisers. NFA has selected Dimensional Fund Advisors LP and JPMorgan Investment Management Inc. as subadvisers to each manage the assets of a portion of the Fund. The subadvisers have been chosen because they approach investing in international securities in a different manner from each other. NFA allocates assets to subadvisers to increase diversification among securities and investment styles, thereby increasing the potential for investment return and, at the same time, reducing risk and volatility. The Fund may engage in active and frequent trading of portfolio securities.

e.	Under the “Principal Investment Strategies” heading on page 35, information relating to AllianceBernstein is deleted and replaced with the following:

DIMENSIONAL FUND ADVISORS LP (“DIMENSIONAL”) – using a market capitalization-weighted approach, Dimensional purchases stocks of large non-U.S. companies in countries with developed markets that it determines to be value stocks.  A company’s market capitalization is the number of its shares outstanding times its price per share.  In general, the higher the relative market capitalization a large company has within an eligible country, the greater its representation in the portion of the Fund subadvised by Dimensional.  Dimensional may modify market capitalization weights after considering such factors as free float, momentum, trading strategies, liquidity management and other factors that Dimensional determines appropriate, given market conditions.  Securities are considered to be value stocks primarily because a company’s shares have a high book value in relation to their market value.  This evaluation of book-to-price excludes companies having negative or zero book values.  In assessing value, Dimensional may consider additional factors such as price to cash flow or price to earnings ratios as well as economic conditions and developments in the issuer’s industry.  The criteria Dimensional uses for assessing value are subject to change from time to time.  Dimensional believes that equity investing should involve a long-term view and a systematic focus on sources of expected returns, not on stock picking or market timing.  In constructing an investment portfolio, Dimensional identifies a broadly diversified universe of eligible securities with precisely-defined risk and return characteristics.  It then places priority on efficiently managing portfolio turnover and keeping trading costs low.

f.	The following is added to the “Key Terms” that appear on page 36:

Book value – a way of determining a company’s value, based on its assets minus its liabilities, as reflected on its balance sheet.

g.	The definition of “Value style” that appears on page 36 under the heading “Key Terms” is deleted and replaced with the following:

Value style – investing in equity securities that may be trading at prices that do not reflect a company’s intrinsic value, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.  Companies issuing such securities may be currently out of favor, undervalued due to market declines, or experiencing poor operating conditions that may be temporary.

h.	Under the “Fund Management – Subadvisers” heading on page 54, information relating to AllianceBernstein is deleted and replaced with the following:

DIMENSIONAL FUND ADVISORS LP (“DIMENSIONAL”), 6300 Bee Cave Road, Building One, Austin, Texas 78746, is a subadviser for a portion of the NVIT Multi-Manager International Value Fund.  Dimensional has been engaged in the business of providing investment management services since May 1981.  Dimensional, a Delaware limited partnership, is controlled and operated by its general partner, Dimensional Holdings Inc., a Delaware corporation.

i.	Under the “Fund Management – Portfolio Management” heading on page 56, information relating to AllianceBernstein is deleted and replaced with the following:

Dimensional

The portion of the Fund subadvised by Dimensional is managed using a team approach.  The following portfolio managers are responsible for coordinating the day to day management of the portion of the Fund subadvised by Dimensional: Karen Umland, Stephen A. Clark, Joseph H. Chi and Jed S. Fogdall.  Ms. Umland is a Senior Portfolio Manager and Vice President of Dimensional, and has been a portfolio manager since 1998.  Mr. Clark is a Senior Portfolio Manager and Vice President of Dimensional, and has been a portfolio manager since 2001.  Mr. Chi is a Portfolio Manager and Vice President of Dimensional, and has been a portfolio manager since 2005.  Mr. Fogdall is a Portfolio Manager and Vice President of Dimensional, and has been a portfolio manager since 2004.

3.
Shareholders of the NVIT Multi-Manager International Value Fund will receive an Information Statement in the near future, as required under the Trust’s Manager of Managers Exemptive Order, with more detailed information about Dimensional.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE